UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 27, 2005
                                                --------------------------------

                        Morgan Stanley ABS Capital I Inc.
 (as depositor for the Morgan Stanley ABS Capital I Inc. Trust 2005-WMC1 to be
    formed pursuant to a Pooling and Servicing Agreement, to be entered into relating to the Morgan Stanley ABS Capital I Inc. Trust 2005-WMC1, Mortgage
                  Pass-Through Certificates, Series 2005-WMC1)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         333-113543                         13-3939229
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                          10036
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the Securities and Exchange Commission (the "Commission") on February 17, 1995 to the the Public Securities Association (the "PSA")) furnished to Morgan Stanley ABS Capital I Inc. (the "Company") by Morgan Stanley & Co. Incorporated, Countrywide Securities Corporation and Utendahl Capital Partners, L.P. (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2005-WMC1, Mortgage Pass-Through Certificates, Series 2005-WMC1 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-113543) (the "Registration Statement"). The Company hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriters, and the Company did not prepare or participate in the preparation of the Collateral Term Sheets.

            Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            99.1                                Collateral Term Sheets
                                                prepared by Morgan Stanley &
                                                Co. Incorporated in
                                                connection with certain
                                                classes of the Morgan Stanley
                                                ABS Capital I Inc. Trust
                                                2005-WMC1, Mortgage
                                                Pass-Through Certificates,
                                                Series 2005-WMC1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY ABS CAPITAL I
                                          INC.



Date:  January 31, 2005
                                      By:         /s/ Valerie H. Kay
                                          --------------------------------------
                                          Name:   Valerie H. Kay
                                          Title:  Executive Director

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
    99.1                Collateral Term Sheets                         E
                        prepared by Morgan Stanley
                        & Co. Incorporated in
                        connection with certain
                        classes of the Morgan
                        Stanley ABS Capital I Inc.
                        Trust 2005-WMC1, Mortgage
                        Pass-Through Certificates,
                        Series 2005-WMC1.